UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2023

American Oncology Network, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14543 Global Parkway, Suite 110 Fort Myers, FL	33913
(Address of principal executive offices)	(Zip Code)

(833) 886-1725

(Registrant’s telephone number, including area code)

Digital Transformation Opportunities Corp.

10250 Constellation Blvd, Suite 23126

Los Angeles, CA 90067

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001, per share	AONC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock	AONCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, Digital Transformation Opportunities Corp. (“DTOC”), American Oncology Network, LLC, (“AON”), GEF AON Holdings Corp. (“AON Class C Preferred Investor”), and DTOC Merger Sub, Inc., a direct, wholly owned subsidiary of DTOC (“Merger Sub”) entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of June 14, 2023 (which further amended and restated the Business Combination Agreement entered into by DTOC and AON as of October 5, 2022, and amended and restated on January 6, 2023, and April 27, 2023), pursuant to which, among other transactions, on September 20, 2023 (the “Closing Date”), DTOC and AON undertook a series of transactions (the “Business Combination”) resulting in the organization of the combined post-business combination company as an umbrella partnership C corporation, in which substantially all of the assets and the business of the combined company are held by AON, and DTOC became a member of AON. In connection with the closing of the Business Combination, DTOC changed its name to “American Oncology Network, Inc.” (sometimes referred to herein as “New AON”).

On September 19, 2023, DTOC held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, DTOC stockholders voted to approve the Business Combination with AON and related proposals. Prior to the Special Meeting, a total of 1,699,558 shares of common stock, par value $0.0001, of DTOC (“DTOC Common Stock”) were presented for redemption for cash at a price of approximately $10.50 per share in connection with the Special Meeting.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to DTOC and its consolidated subsidiaries prior to the completion of the Business Combination (the “Closing”) and New AON and its consolidated subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of DTOC or New AON, as applicable.

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As a result of, and in connection with, the Closing, among other things, (i) AON amended and restated its operating agreement (the “Amended and Restated AON LLC Agreement”) to reclassify its existing Class A units, Class A-1 units and Class B units into a single class of AON common units that were exchanged on a one-to-one basis for shares of New AON Class A common stock (“New AON Class A Common Stock”) and its existing AON Class C units into AON Series A preferred units; (ii) AON converted profit pool units of certain of AON’s subsidiaries into an equal number of AON common units and shares of New AON Class B common stock (“New AON Class B Common Stock”), which together are exchangeable into shares of New AON Class A Common Stock (together with the New AON Class B Common Stock, the “New AON Common Stock”); (iii) New AON amended and restated its charter (the “Charter”) to provide for (a) the conversion of all existing shares of DTOC Class B common stock into shares of New AON Class A Common Stock on a one-to-one basis, (b) amendment of the terms of New AON Class B Common Stock to provide holders voting rights but no economic rights and (c) designation of a new series of New AON preferred stock as Series A convertible preferred stock (the “New AON Series A Preferred Stock”) with such rights and preferences as provided for in the certificate of designation of the New Aon Series A Preferred Stock (the “New AON Series A Certificate of Designation”); and (iv) among other things, (a) AON issued common units to New AON in exchange for a combination of cash and shares of New AON Class B Common Stock and warrants to acquire shares of New AON Class B Common Stock (the “Class B Prefunded Warrants”), (b) New AON was admitted as a member of AON, (c) AON distributed shares of New AON Class B common stock or Class B Prefunded Warrants, as applicable, to AON equityholders, (d) New AON reserved a specified number of additional shares of New AON Class A Common Stock after the Closing for issuance to eligible participants, (e) Merger Sub merged with and into the AON Class C Preferred Investor whereby the separate existence of Merger Sub ceased and New AON issued a number of shares of New AON Series A Preferred Stock equal to the number of AON Series A preferred units held by the AON Class C Preferred Investor to AEA Growth Management LP, the parent of AON Class C Preferred Investor (“AEA Growth”) in exchange for all the shares of common stock held by AEA Growth in the AON Class C Preferred Investor (the “First Step”), (f) promptly after the First Step, the AON Class C Preferred Investor merged with and into New AON whereby the separate existence of the AON Class C Preferred Investor ceased and New AON held all the AON Series A preferred units and (g) from and after the Closing (but subject to lock-up restrictions), the AON common equityholders (other than New AON) will have the right (but not the obligation) to exchange AON common units together with an equal number of shares of New AON Class B Common Stock (whether held directly or indirectly through Class B Prefunded Warrants) for shares of New AON Class A Common Stock.

In addition, in connection with the Closing of the Business Combination, DTOC completed the offer to the holders of AON Class B-1 units to exchange their AON Class B-1 units for such number of newly issued shares of New AON Class A Common Stock equal to the ratio set forth in the Business Combination Agreement (such offer, the “Exchange Offer”). DTOC and AON solicited consents from the holders of AON Class B-1 units to make certain amendments to the terms of the awards and the unit grant agreements pursuant to which the AON Class B-1 units were granted, which provided for the automatic exchange, as of immediately prior to the adoption of the Amended and Restated AON LLC Agreement, of all outstanding AON Class B-1 units into shares of New AON Class A Common Stock (collectively, the “Proposed Amendments”). The requisite number of holders of Class B-1 units provided their consent to the Proposed Amendments, and as a result, in connection with the closing of the Business Combination, all AON Class B-1 units were exchanged for an aggregate of 1,047,343 shares of New AON Class A Common Stock.

Immediately after giving effect to the Business Combination, there were (i) 9,532,354 issued and outstanding shares of New AON Class A Common Stock, which includes common stock held by DTOC stockholders and Digital Transformation Sponsor LLC (the “Sponsor”) (including those shares subject to vesting and forfeiture pursuant to the Sponsor Support Agreement), but does not include shares which may be issued under the Incentive Equity Plan (as defined below) and (ii) 25,109,551 issued and outstanding shares of New AON Class B Common Stock. As of the Closing Date, (i) AON’s equityholders (not including AEA Growth) beneficially owned approximately 63.3% of the outstanding shares of New AON Common Stock, (ii) the public stockholders of DTOC immediately prior to the Closing beneficially owned approximately 0.36% of the outstanding shares of New AON Common Stock, (iii) the Sponsor and the DTOC officers and directors immediately prior to the Closing Date beneficially owned approximately 20.2% of the outstanding shares of New AON Common Stock, and (iv) AEA Growth beneficially owned approximately 16.1% of the outstanding shares of New AON Common Stock (based upon conversion of the New AON Series A Preferred Stock at an initial conversion price of $10.00 per share).

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Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated AON LLC Operating Agreement

On September 20, 2023, in connection with the consummation of the Business Combination, the Amended and Restated AON LLC Agreement came into effect. As a result of the closing of the Business Combination, New AON operates its business through AON, and the operations of AON, and the rights and obligations of the AON equityholders are governed by the Amended and Restated AON LLC Agreement.

Under the Amended and Restated AON LLC Agreement, AON is managed by a board of managers consisting of (a) two managers designated by holders of common units representing more than 50% of the total common units entitled to vote (“Non-PubCo Managers”) and (b) three managers designated by New AON (“PubCo Managers”). Except as otherwise specifically required under the Amended and Restated AON LLC Agreement, the AON board of managers manages and controls all business activities and operations of AON and control the day-to-day management of the business of AON and its subsidiaries. New AON, without the consent of any holders of common units, is not entitled to increase or decrease (i) the size of the board of managers and/or (ii) the number of PubCo Managers and Non-PubCo Managers on the board of managers; provided, that the consent of the holders of a majority of the New AON Series A Preferred Stock is required before New AON increases or decreases the number of PubCo Managers and/or Non-PubCo Managers in a manner that would result in the PubCo Managers ceasing to represent a majority of the board of managers of the AON.

Following the earlier of (a) the date that is the six month anniversary of the Closing and (b) the date after the Closing on which New AON consummates a change of control transaction that results in all of New AON’s stockholders having the right to exchange their Class A common stock for cash securities or other property (the period commencing on the Closing and expiring on such date, the “AON Lock-Up Period”), AON common equityholders (other than New AON) have the right to require AON to redeem all or a portion of their common units, together with the cancellation of an equal number of shares of New AON Class B Common Stock (or the partial or full cancellation of a Class B Prefunded Warrant, as applicable), for an equal number of shares of New AON Class A Common Stock; provided however that, a holder of AON common units may not exchange their common units for New AON Class A Common Stock that would result in such holder owning more than 4.99% of the outstanding New AON Class A Common Stock immediately after such redemption (the “Beneficial Ownership Limitation”) and no more than 4.99% of the voting power of New AON when combined with any securities of New AON or any securities convertible into New AON, subject to certain exceptions. As the AON equityholders cause their common units to be redeemed or exchanged, holding other assumptions constant, New AON’s membership interest in AON will correspondingly increase, the number of shares of New AON Class A Common Stock outstanding will increase, and the number of shares of New AON Class B Common Stock (whether held directly or indirectly through Class B Prefunded Warrants) will decrease.

Under the Amended and Restated AON LLC Agreement, subject to certain obligations, the AON board of managers has the right to determine when distributions will be made to the AON unitholders and the amount of any such distributions. If AON authorizes a distribution, such distribution will be made consistent with the preferred return of any outstanding AON Series preferred unit and to the AON unitholders on a pro rata basis in accordance with their respective percentage ownership of AON common units.

The Amended and Restated AON LLC Agreement provides that, except in certain specified circumstances, at any time New AON issues a share of New AON Class A Common Stock or any other equity security, the net proceeds received by New AON with respect to such issuance, if any, shall be concurrently contributed to AON, and AON shall issue to New AON one AON common unit or other economically equivalent equity interest. Conversely, if at any time, any shares of New AON Class A Common Stock are redeemed, repurchased or otherwise acquired, AON shall redeem, repurchase or otherwise acquire an equal number of AON common units held by New AON, upon the same terms and for the same price, as the shares of New AON Class A Common Stock redeemed, repurchased or otherwise acquired.

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Other material terms of the Amended and Restated AON LLC Agreement are described in the dated as of Proxy Statement/Prospectus (as defined below) in the section entitled “Summary of the Proxy Statement / Prospectus-Related Agreements-Amended and Restated AON LLC Agreement” and that information is incorporated herein by reference.

The foregoing description of the Amended and Restated AON LLC Operating Agreement is not complete and is subject to and qualified in its entirety by reference to the Amended and Restated AON LLC Operating Agreement, a copy of which is attached hereto as Exhibit 3.1 and the terms of which are incorporated by reference herein.

New AON Series A Certificate of Designations

In connection with the closing of the Business Combination and the merger between Merger Sub and the AON Class C Preferred Investor under the First Step, New AON issued AEA Growth 6,651,610 shares of New AON Series A Preferred Stock. The New AON Series A Preferred Stock are convertible into shares of New AON Class A Common Stock in accordance with the terms of the Certificate of Designations of Series A Preferred Stock of New AON (the “New AON Series A Certificate of Designations”), which was adopted by the Board immediately prior to the Closing.

Under the New AON Series A Certificate of Designations, the New AON Series A Preferred Stock accrues dividends at the annual rate of 8.0% of the original price per share, plus the amount of previously accrued, but unpaid dividends, compounded semi-annually, and participates with the New AON Common Stock on all other dividends (the “Accrued Dividends” which, together with the aggregate investment by the AON Class C Preferred Investor, will be referred to as the “Accrued Value”). The Accrued Dividends may be paid in cash or accumulate and compound into Accrued Value.

Upon any liquidation, winding-up or dissolution or deemed liquidation event, the holders of New AON Series A Preferred Stock are entitled to receive available proceeds before any distribution is made to holders of junior securities in an amount per share equal to the greater of (i) the Accrued Value times an applicable premium or (ii) such amount per share as would have been payable had all shares of New AON Series A Preferred Stock been converted into New AON Common Stock immediately prior to the liquidation event, winding up or dissolution, in either case in accordance with the terms and conditions of the New AON Series A Certificate of Designations.

The New AON Series A Preferred Stock votes together with the New AON Class A Common Stock and New AON Class B Common Stock on an as-converted basis, except as required by law and in other specified circumstances. Each holder of New AON Series A Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of New AON Series A Preferred Stock held by such holder are convertible. The holders of the New AON Series A Preferred Stock are also entitled to elect one director to the Board (the “Preferred Director”), as long as the holders hold 5% or more of the voting power of all then-outstanding shares of capital stock of New AON entitled to vote generally at an election of directors. The Preferred Director may be removed without cause by, and only by, the affirmative vote of such holders. For as long as 50% of the shares of New AON Series A Preferred Stock issued and outstanding as of their date of issuance are outstanding, New AON may not, without the affirmative vote or action by written consent of holders of a majority of the then-outstanding shares of New AON Series A Preferred Stock, voting together as a separate class, take certain actions, including but not limited to (i) amending, altering, or repealing any provision of the Charter, the New AON Series A Certificate of Designations, the Amended and Restated Bylaws, or the Amended and Restated AON LLC Agreement in a manner that either adversely affects the rights, privileges or preferences (economic or otherwise) of the New AON Series A Preferred Stock, (ii) amending, altering, or changing the rights, preferences or privileges of the preferred stock of New AON, (iii) reclassifying, altering or amending any Junior Stock (as defined in the New AON Series A Certificate of Designations) in a manner which renders such Junior Stock senior to or on parity with the New AON Series A Preferred Stock or Parity Stock (as defined in the New AON Series A Certificate of Designations) in a manner which renders such Parity Stock senior to the New AON Series A Preferred Stock; (iv) issuing or obligating itself to issue any New AON shares which are senior to or pari passu with (or any equity security or debt instrument that is exercisable for or convertible into equity securities of New AON that are senior to or pari passu with) the New AON Series A Preferred Stock, (v) incurring or refinancing any indebtedness that either (1) results in New AON having a ratio of total leverage (calculated as its net debt) to its trailing twelve-month Adjusted EBITDA (as defined in the New AON Series A Certificate of Designations) at any time following the incurrence of such indebtedness that is more than three times, (2) provides for security over New AON’s assets that is broader than outstanding indebtedness at the Issue Date, or (3) has materially more restrictive covenants than indebtedness outstanding as of the issue date; (vi) making any redemption, repurchase, dividend, or distribution (other than tax distributions) on any equity securities, or permit any of its subsidiaries to take any such action, other than redemptions of or dividends or distributions on the New AON Series A Preferred Stock, and repurchases of equity securities from former service providers in connection with the cessation of such service at no greater than the original purchase price; (vii) with respect to New AON or AON or any of their subsidiaries (other than subsidiaries with de minimis assets and operations), (1) initiate or commence an insolvency proceeding, including any state or federal insolvency proceeding, (2) effectuate an assignment for the benefit of creditors, or (3) elect to dissolve, liquidate or otherwise wind-up affairs; (viii) entering into any transaction between New AON or any of its subsidiaries on one hand, and any member of the board of directors, executive officer or member of senior management of New AON or any of its subsidiaries, or securityholder of New AON or any of its subsidiaries, or their affiliates, on the other hand, other than ordinary course equity compensation grants; (ix) changing the tax classifications of New AON or any of its subsidiaries; (x) increasing or decreasing the authorized number of directors constituting the Board of New AON, or (xi) removing the then-serving New AON chief executive officer from the Board of New AON or approving the proposed replacement of the then-current New AON chief executive officer on Board of New AON.

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Each share of New AON Series A Preferred Stock will be convertible at the holder’s option into shares of New AON Common Stock at an initial conversion ratio determined by dividing the Accrued Value of such shares of New AON Series A Preferred Stock by the conversion price per share, which will initially be based on the deemed original purchase price per share of each share of New AON Series A Preferred Stock and subject to adjustment in accordance with the terms of the New AON Series A Certificate of Designations. At any time three years after the Closing, if the 30-Day VWAP of the New AON Class A common stock is greater than $16.00, then New AON may, at its option, elect to cause all (but not less than all) of the outstanding shares of New AON Series A Preferred Stock to be converted into New AON Class A common stock at the conversion ratio then in effect, with such adjustment or cash payment for fractional shares as New AON may elect.

The foregoing description of the New AON Series A Certificate of Designations does not purport to be complete and is qualified in its entirety by the terms and conditions of the New AON Series A Certificate of Designations, which is attached as Exhibit 3.4 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Sponsor Support Agreement

Contemporaneously with the execution and delivery of the Business Combination Agreement, DTOC and AON entered into an amended and restated sponsor support agreement (the “Sponsor Support Agreement”) with Digital Transformation Sponsor LLC (the “Sponsor”) and DTOC’s Chief Executive Officer (together with the Sponsor, the “Supporting Sponsor Shareholders”) pursuant to which the Supporting Sponsor Shareholders agreed not to transfer any shares of New AON Class A Common Stock held by it until the twelve month anniversary of the Closing (the “Sponsor Lock-Up Period”), among other things.

In addition, under the Sponsor Support Agreement, the Sponsor has agreed to subject 2,918,125 of the shares of New AON Common Stock held by it as of the Closing (the “Sponsor Earnout Shares”) to the following vesting and forfeiture provisions for the five-year period following the Closing: (i) the Sponsor Earnout Shares will vest when the volume-weighted average price of the New AON Class A Common Stock equals or exceeds $13.50 per share for any 20 trading days within any 30 trading day period beginning after the Closing and ending 5 years following the Closing, (ii) all of the Sponsor Earnout Shares will be released immediately upon the consummation of a change of control transaction within the 5-year period following the Closing, and (iii) if the Sponsor Earnout Shares are not released pursuant to the foregoing provisions on or before the date that is 5 years after the Closing, then the Sponsor Earnout Shares will be forfeited immediately following such date.

The Sponsor Support Agreement will terminate in its entirety, and be of no further force or effect, upon the earlier to occur of (i) the expiration of the Sponsor Lock-Up Period, and (iii) the written agreement of DTOC, the Sponsor and AON.

Other material terms of the Sponsor Support Agreement are described in the Proxy Statement/Prospectus in the section entitled “Summary of the Proxy Statement / Prospectus-Related Agreements-Sponsor Support Agreement” and that information is incorporated herein by reference.

The foregoing description of the Sponsor Support Agreement is not complete and is subject to and qualified in its entirety by reference to the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

On September 20, 2023, in connection with the Closing of the Business Combination and as contemplated by the Business Combination Agreement, New AON, the Sponsor and certain key stockholders of New AON entered into the Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, New AON agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New AON Class A Common Stock and other equity securities of New AON that are held by the parties thereto from time to time. The parties to the Registration Rights Agreement are entitled to certain demand and piggyback registration rights, in each case subject to certain limitations set forth in the Registration Rights Agreement.

The Registration Rights Agreement amends and restates the registration and stockholder rights agreement that was entered into by DTOC, the Sponsor and the other parties thereto in connection with DTOC’s initial public offering. The Registration Rights Agreement will terminate on the earlier of (i) the tenth anniversary of the date of the Registration Rights Agreement and (ii) with respect to the Sponsor or any holder of registrable securities party thereto, the date that such person no longer holds any registrable securities.

Other material terms of the Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Summary of the Proxy Statement / Prospectus-Related Agreements-Amended and Restated Registration Rights Agreement” and that information is incorporated herein by reference.

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The foregoing description of the Registration Rights Agreement is not complete and is subject to and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Indemnification of Directors and Officers

On September 20, 2023, in connection with the closing of the Business Combination, New AON adopted the Charter. The Charter provides that, to the fullest extent permitted by Delaware law, New AON must indemnify and hold harmless and advance expenses to any of its directors and officers who is involved in any action, suit or proceeding by reason of the fact that he or she is or was a director or officer of New AON or, while serving as a director or officer of New AON, is or was serving at the request of New AON as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity. New AON also is expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for New AON’s directors, officers, and certain employees for some liabilities. Further information about the indemnification of the Company’s directors and executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of New AON Securities-Limitation on Liability and Indemnification of Directors and Officers” and that information is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Explanatory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as DTOC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New AON, as the successor issuer to DTOC, is providing the information below that would be included in a Form 10 if New AON were to file a Form 10. Please note that the information provided below relates to New AON as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

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Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination, and the financial condition, results of operations, earnings outlook and prospects of DTOC, AON and New AON. Investors should note that on April 8, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “SPACs, IPOs and Liability Risk under the Securities Laws,” in which the SEC staff indicated that there is uncertainty as to the availability of the safe harbor in connection with a SPAC merger. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of New AON’s management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this Current Report on Form 8-K, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to:

●	the incurrence of significant costs in connection with and following the Business Combination, including unexpected costs or expenses;

●	the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs;

●	the diminished amount of working capital we received in the Business Combination due to high levels of redemptions of DTOC Class A common stock;

●	potential litigation relating to the Business Combination, and litigation and regulatory proceedings relating to our business;

●	uncertain future prospects and rate of growth, including our ability to implement business plans and other expectations;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees;

●	our ability to make continued investments in oncology practices and affiliated care providers;

●	risks related to our services being concentrated in certain geographic areas and populations, exposing us to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions;

●	risks related to the complexity of the reimbursement process for our network practices and our dependence on reimbursement from third-party payors, which could lead to delays, denials, or uncertainties in the reimbursement process;

●	risks related to our existing contracts with a limited number of health insurance and medical group companies;

●	risks related to our outstanding loans with PNC Bank National Association, which may impact our ability to raise capital;

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●	our ability to maintain the listing of the New AON Class A Common Stock and New AON Warrants on Nasdaq;

●	our securities’ potential liquidity and trading, including that the price of our securities may be volatile;

●	future issuances, sales or resales of our securities;

●	the grant and future exercise of registration rights;

●	our ability to secure future financing, if needed, and our ability to repay any current and future indebtedness when due;

●	our reliance on a limited number of health insurance and medical group companies for a significant portion of our revenue;

●	our ability to maintain an effective system of internal controls over financial reporting and remediate material weaknesses;

●	our ability to respond to general economic conditions, including market interest rates; and

●	other factors detailed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Proxy Statement/Prospectus and other documents filed or that may be filed by New AON from time to time with SEC. These forward-looking statements must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of New AON. Forward-looking statements speak only as of the date they are made. While New AON may elect to update these forward-looking statements at some point in the future, New AON specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing New AON’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Business

The business of New AON is described in the Proxy Statement/Prospectus in the section titled “Information About American Oncology Network, LLC”, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to New AON’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors,” and that information is incorporated herein by reference.

Financial Information

The audited financial statements of DTOC as of and for the years ended December 31, 2022 and 2021 included in the Proxy Statement/Prospectus beginning on page F-2 are incorporated herein by reference. The unaudited financial statements of DTOC as of and for the three and six months ended June 30, 2023 filed on DTOC’s Quarterly Report Form 10-Q with the SEC on August 10, 2023 are incorporated herein by reference.

The audited financial statements of AON as of and for years ended December 31, 2022, and 2021 are included beginning on page F-48 through F-77 of the Proxy Statement/Prospectus and incorporated herein by reference.

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The unaudited pro forma condensed combined financial information of AON and DTOC as of and for the year ended December 31, 2022 and for the six months ended June 30, 2023 is set forth in Exhibit 99.3 and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s Discussion and Analysis of Financial Condition and Results of Operations is set forth in Exhibit 99.4.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth the beneficial ownership of New AON Common Stock immediately following consummation of the Business Combination by:

●	each person who is the beneficial owner of more than 5% of New AON Common Stock;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days.

There were (i) 9,532,354 shares of New AON Class A Common Stock issued and outstanding immediately following the consummation of the Business Combination, which includes the Sponsor Earnout shares of 2,918,125 and (ii) 25,109,551 shares of New AON Class B Common Stock issued and outstanding immediately following the consummation of the Business Combination, which excludes 3,000,245 shares of Class B Warrants.

Unless otherwise indicated, the Company believes that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of shares of New AON Class A Common Stock	Number of shares of New AON Class B Common Stock	% Voting Power
New AON Directors and Executive Officers
Todd Schonherz	-	869,459	2.11%
Bradley Prechtl	-	1,428,065	3.46%
David Gould	-	-	*	%
Stephen “Fred” Divers, MD	-	63,857	*	%
Shalin Shah, DO	-	189,300	*	%
Vipul Patel, MD	-	189,300	*	%
Vance M. Wright-Browne, MD	-	189,300	*	%
James Stith	-	-	*	%
Bradley Fluegel	25,000	-	*	%
Ravi Sarin	-	-	*	%
Erica Mallon	-	-	*	%
All Directors and Executive Officers as a group (ten individuals)(2)	25,000	2,929,281	7.16%
New AON Five Percent Holders:
Digital Transformation Sponsor LLC(3)	14,225,833	-	30.01%
AEA Growth Funds(4)	6,651,610	-	16.11%

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*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the directors and officers will be 14543 Global Parkway, Suite 110, Fort Myers, FL 33913

(2)	Excludes Bradley Prechtl, AON’s former President and Chief Development Officer.

(3)	The shares reported above are held in the name of the Sponsor. The amount disclosed includes 6,113,333 shares issuable upon exercise of private warrants and includes 2,918,125 shares that are subject to earnout. The Sponsor is managed by Kevin Nazemi, and Mr. Nazemi has sole voting and dispositive power with respect to the shares held of record by the Sponsor and thus is the beneficial owner of the shares owned by the Sponsor. The business address of the Sponsor is 10250 Constellation Blvd, Suite 23126 Los Angeles, CA 90067.

(4)	The shares reported as beneficially owned consist of 6,651,610 shares issuable to AEA Growth Equity Fund LP and AEA Growth Equity Fund (Parallel) LP (collectively, the “AEA Growth Funds”) upon conversion of the New AON Series A Preferred Stock at an initial conversion price of $10.00 per share. The general partner of each of the AEA Growth Funds is AEA Growth Equity Partners LP. The general partner of AEA Growth Equity Partners LP is AEA Growth Equity GP LLC. The sole member of AEA Growth Equity GP LLC is AEA Management UGP LLC. Brian Hoesterey is a managing member of AEA Management UGP LLC. As a result, Mr. Hoesterey may be deemed to share voting and dispositive power with respect to the shares held of record by the AEA Growth Funds. Mr. Hoesterey expressly disclaims beneficial ownership of the shares held by the AEA Growth Funds. Mr. Sarin and Mr. Stith, each expected to be a member of the New AON board of directors, are partners of AEA Growth but do not hold voting or dispositive power over the shares held by the AEA Growth Funds. The address for the AEA Growth Funds is 520 Madison Avenue, 40th Floor, New York, New York 10022.

Directors and Executive Officers

Immediately following the consummation of the Business Combination, the following individuals became the directors of New AON: (i) Shalin Shah, (ii) James Stith, (iii) Stephen “Fred” Divers, (iv) Vipul Patel, (v) Vance M. Wright-Browne, (vi) Todd Schnoherz, (vii) Bradley Fluegel, and (viii) Ravi Sarin.

Immediately following the consummation of the Business Combination, the following individuals became the executive officers of New AON: Todd Schonherz, Chief Executive Officer, David H. Gould, Chief Financial Officer, Stephen “Fred” Divers, Chief Medical Officer and Erica Mallon, General Counsel.

Biographical details of the directors and executive officers of New AON are set forth below:

Todd Schonherz has over 30 years of healthcare experience and has served as AON’s Chief Executive Officer since 2021 and was previously President & Chief Operating Officer of AON since its inception in 2017 to 2021. Previously, he was Chief Operating Officer of Florida Cancer Specialists (FCS). Prior to his role as COO of FCS in 2011, Mr. Schonherz was Senior Vice President and Chief Information Officer for US Oncology from 1999 to 2010. Mr. Schonherz’ consulting and management experience in healthcare information technology includes positions with Datamedic Corporation (acquired by VitalWorks and later Amicas Corporation), Multum Corporation (acquired by Cerner Corporation), and MedE America (acquired by WebMD and later HLTH Corporation). Mr. Schonherz received a bachelor’s degree in health policy and administration from Pennsylvania State University. Mr. Schonherz has presented at national industry conferences including multiple Community Oncology Alliance (COA) conferences as well as national and regional information technology conferences.

David H. Gould has served as Chief Financial Officer at AON since September 2020. Prior to joining AON, David was employed at ApolloMD from March 2016 through September 2020, including serving as its Chief Financial Officer from February 2018 to September 2020. Prior to joining ApolloMD, David served approximately 10 years in progressively senior positions and ultimately as the Vice President of Finance and Assistant Treasurer at Cumulus Media. Prior to that, he held financial management roles with both publicly traded and private companies within the healthcare industry. David started his career in public accounting with the national audit firm of Ernst & Young out of their Washington, D.C. office. David holds a Bachelor of Science in Accounting from University of Maryland.

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Stephen “Fred” Divers, MD has been AON’s Chief Medical Officer since 2022. In addition, since 2018, Dr. Divers is a Medical Oncologist with Genesis Cancer and Blood Institute, one of the first practices to join the AON network. In July 2020, Mr. Divers was named Advisory Board Chairman. Dr. Divers has provided physician leadership as a member of several national committees and currently serves on the Board of Directors for the Community Oncology Alliance (COA). He attended medical school at the Louisiana State University School of Medicine. He completed his residency at the University of North Carolina and a fellowship at the University of Alabama at Birmingham Cancer Center.

Erica Mallon. Ms. Mallon is a healthcare-specialized attorney with nearly a decade of transactional and regulatory experience and has served as AON’s General Counsel since May 2021. Prior to joining AON, from June 2018 to May 2021, Ms. Mallon served as in-house counsel at Greenway Health, an electronic health record vendor. During her time at Greenway, Ms. Mallon focused on strategic relationships and compliance with healthcare regulations and was instrumental in the negotiation, implementation, and ongoing compliance with Greenway’s Corporate Integrity Agreement. Prior to her tenure at Greenway, Ms. Mallon worked as an attorney in the healthcare group of Carlton Fields, P.A. Ms. Mallon also serves on the board of directors of the Children’s Cancer Center, a Tampa Bay-based non-profit that provides emotional, financial, and educational support to children with cancer or life-threatening blood disorders and their families. Ms. Mallon holds a Bachelor of Science degree in Journalism with dual minors in Business and Political Science from Ohio University and a law degree from Drexel University.

Shalin R. Shah, DO has served as a Director on AON’s Board of Managers since 2022. He has served multiple terms on the Executive Board of Florida Cancer Specialists & Research Institute, LLC and is a former member of its Finance Committee. He is also a board member of the Florida Society of Clinical Oncology (FLASCO) and was the previous Vice President of the Clinical Practice Committee for FLASCO. Dr. Shah actively serves on several other boards in healthcare, technology and education. After graduating from the University of Miami, Dr. Shalin Shah completed his residency at the University of Florida in Jacksonville, Florida, followed by a fellowship in oncology. Dr. Shah is a medical oncologist and hematologist with Florida Cancer Specialists & Research Institute and practices in Tampa, Florida.

James Stith has served as a Director on AON's Board of Managers since June 2023. Since 2021, Mr. Stith has served as a Partner at AEA Growth, a private equity growth fund managed by AEA Investors LP, a global investment firm. From 2016 to 2021, Mr. Stith served as Co-founder and Partner at ROCA Partners, a growth equity investment firm. Prior to ROCA Partners, Mr. Stith served as an M&A executive at IAC/InterActiveCorp (a publicly-traded portfolio of consumer media and technology companies), a private equity investor at Ares Management (a global alternative investment manager), and an investment banker at Lehman Brothers (a former global financial services firm). Mr. Stith holds a B.A. in Economics and International Relations from the University of Pennsylvania.

Vipul Patel, MD has served as a Director on AON’s Board of Managers since 2019. He is Board certified in medical oncology and hematology. Dr. Patel currently practices medicine in Ocala, Florida at Florida Cancer Specialists & Research Institute, LLC. Dr Patel previously served as director of clinical trials for an Institutional Review Board in Gaston, N.C. He has been published in several prestigious journals, including the International Journal of Cancer. Prior to entering clinical practice, he served as a teaching assistant in biochemistry and anatomy at Vanderbilt University and as an instructor of hematology/oncology to second-year medical students at Meharry Medical College in Nashville. After receiving his medical degree from Ross University School of Medicine in the West Indies, Dr. Vipul Patel completed a residency in internal medicine at the Medical College of Georgia in Augusta, Georgia and at Vanderbilt University Medical Center in Nashville, Tennessee.

Vance M. Wright-Browne, MD has served as a Director on AON’s Board of Managers since January 2023. Dr. Wright-Browne is Board certified in medical oncology, hematology and internal medicine. Since 2018, Dr. Wright-Browne served on the Board of Trustees for Fawcett Memorial Hospital. Since 2016, Dr. Wright-Browne served on the Board of Directors for the Virginia B. Andes Volunteer Community Clinic. Dr. Wright-Browne graduated from medical school at the University of West Indies located in Kingston, Jamaica and was awarded a Fellowship in Oncology/Hematology at MD Anderson Cancer Center located in Houston, Texas.

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Ravi Sarin is Co-Head and Founding Partner of AEA Growth since 2021. Mr. Sarin is also the Founder and Managing Partner of ROCA Partners, a growth equity investment firm focused on tech- enabled services, software and healthcare services companies, which he founded in 2015. Previously, he was a Principal in the Private Equity Group at Ares Management from 2009 to 2015. At Ares, Mr. Sarin helped lead investments in healthcare services among a few other sectors. Prior to Ares, Mr. Sarin was a private equity investor at Bain Capital and a consultant at Bain & Company. Mr. Sarin currently serves on the boards of directors of several companies including AS Software, Bespoke Partners, Cenegenics and Commonwealth Pain & Spine and previously served on the board of directors of a number of companies including Floor & Decor, Jacuzzi Brands, Ob Hospitalist Group, Oceans Healthcare, Riviera Partners, True Blue Car Wash and Unified Women's Healthcare. Mr. Sarin received a B.S. in Electrical Engineering and a M.S. in Management Science & Engineering from Stanford University and an M.B.A. from Harvard Business School.

Bradley Fluegel has served on the DTOC Board since DTOC’s IPO. Mr. Fluegel currently advises a number of technology-enabled healthcare companies including Interwell Health Inc., Galileo Inc., Hims Inc., Pager Inc., and VillageMD Chicago, LLC. From October 2012 to January 2018, Mr. Fluegel was the Senior Vice President, Chief Healthcare Commercial Market Development Officer and Chief Strategy and Business Development Officer for Walgreens Company. Prior to Walgreens, Mr. Fluegel served as an executive in residence at Health Evolution Partners from April 2011 to September 2012, Executive Vice President and Chief Strategy and External Affairs Officer of Anthem Inc. from October 2007 to December 2010, Senior Vice President of National Accounts and Vice President of Enterprise Strategy at Aetna Inc. from March 2005 to September 2007, and Chief Executive Officer for Reden & Anders (Optum Consulting) from October 2002 to February 2005. Mr. Fluegel currently serves on the board of directors of MJHS in New York City, Performant Financial Corporation, AdhereHealth LLC and Premera Blue Cross. Mr. Fluegel earned a MPP from Harvard University’s Kennedy School of Government and a BBA from the University of Washington. Mr. Fluegel also serves as a lecturer at the University of Pennsylvania’s Wharton School of Business.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section titled “Management of New AON After the Business Combination-Director Independence,” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of New AON After the Business Combination-Committees of the New AON Board of Directors”, and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of AON before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “AON Executive and Director Compensation,” and that information is incorporated herein by reference.

At the Special Meeting, DTOC stockholders approved the New AON 2023 Incentive Equity Plan (the “Incentive Equity Plan”). As a result, the Board is authorized to approve grants of awards under the Incentive Equity Plan to eligible participants, subject to various limitations. The description of the Incentive Equity Plan is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 – The Incentive Equity Plan Proposal,” which is incorporated herein by reference. The description of the Incentive Equity Plan is not complete and is subject to and qualified in its entirety by reference to the Incentive Equity Plan, a copy of which is attached hereto as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Director Compensation

A description of the compensation of the directors of AON before the consummation of the Business Combination is set forth on page 194 of the Proxy Statement/Prospectus in the section titled “AON Executive and Director Compensation-Non-Employee Director Compensation,” and that information is incorporated herein by reference.

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Employment Agreements

A description of the employment agreements that AON entered into with certain Company officers is set forth in the Proxy Statement/Prospectus in the sections titled “AON Executive and Director Compensation-Employment Agreements,” and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related party transactions of DTOC and AON are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions,” and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About DTOC-Legal Proceedings” and “Information About American Oncology Network, LLC-Legal Proceedings”, and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters

The DTOC Class A common stock (“DTOC Class A Common Stock”), DTOC units (“DTOC Units”), each consisting of one share of DTOC Common Stock, one-fourth of one warrant to purchase one share of DTOC Class A Common Stock (“DTOC Warrants”) and DTOC Warrants, were historically listed on Nasdaq under the symbols “DTOC,” “DTOCU,” and “DTOCW,” respectively. On September 21, 2022, the New AON Class A Common Stock and New AON Warrants outstanding upon the Closing began trading on the Nasdaq under the symbols “AONC” and “AONCW,” respectively. At the Closing, each DTOC Unit separated into its components and, as a result, the DTOC Units are no longer outstanding.

New AON has not paid any cash dividends on the New AON Class A Common Stock or New AON Series A Preferred Stock to date. The New AON Class B Common Stock will not participate in any dividend or other distributions. The Company currently intends to retain its future earnings, if any, to finance the further development and expansion of its business and does not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of the Board and will depend on the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as its Board deems relevant. As a result, you may not receive any return on an investment in New AON Class A Common Stock or New AON Class B common stock unless you sell such common stock for a price greater than that which you paid for it.

As of the Closing Date, there were approximately 319 record holders of New AON Class A Common Stock and 2 record holders of New AON Warrants. The number of record holders may not be representative of the number of beneficial owners of the New AON Common Stock and New AON Warrants, whose shares are held in street name by banks, brokers and other nominees.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of New AON’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities,” and that information is incorporated herein by reference.

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Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indemnification of Directors and Officers” is incorporated into this Item 2.01 by reference.

Financial Statements and Exhibits

The information set forth under the section entitled “Financial Statements” above and Item 9.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Outstanding Class B Shares to Class A Shares

Simultaneously with the consummation of the Business Combination, all 75,000 shares of then-outstanding shares of DTOC’s Class B common stock held by DTOC insiders were automatically converted into Class A common stock of New AON on a one-for-one basis, in accordance with the terms of the DTOC’s Class B common stock set forth in DTOC’s Amended and Restated Certificate of Incorporation.

Issuance of New AON Class B Common Stock

Pursuant to the Business Combination, an aggregate of 25,109,551 shares of New AON Class B Common Stock were issued to the former holders of AON LLC’s Class A Units and Class B Units. In addition, an aggregate of 3,000,245 warrants to convert into New AON Class B common stock was issued to one former holder of AON LLC’s Class A-1 Unit. The warrants into New AON Class B common stock are exercisable for no further consideration, and do not expire.

AEA Investment

As previously disclosed, on June 7, 2023, AON and the AON Class C Preferred Investor closed the investment contemplated under the Unit Purchase Agreement dated April 27, 2023, as amended and restated June 7, 2023 between AON and the AON Class C Preferred Investor (the “Unit Purchase Agreement”), pursuant to which the AON Class C Preferred Investor purchased, and AON issued and sold to the AON Class C Preferred Investor, 2,459 AON Class C units for an aggregate purchase price of $65.0 million (the “Series A Investment”). Such AON Class C units were reclassified into Series A preferred units in connection with the Business Combination, and subsequently, as a part of the First Step, New AON issued 6,651,610 shares of New AON Series A Preferred Stock, which is equal to the number of AON Series A preferred units held by the AON Class C Preferred Investor to AEA Growth.

New AON Series A Preferred Stock are convertible into shares of New AON Class A Common Stock in accordance with the terms of the New AON Series A Certificate of Designation that was adopted by the Board immediately prior to the Closing.

New AON relied on the exemption from registration pursuant to Rule 506(d) of Regulation D for the issuance of the New AON Class B common stock, the warrants to convert into New AON Class B, and the New AON Series A Preferred Stock.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Business Combination, on September 20, 2023, the Company filed the Charter with the Delaware Secretary of State, and also adopted amended and restated bylaws (the “Amended and Restated Bylaws”) on September 20, 2023, which replace DTOC’s Amended and Restated Certificate of Incorporation and Bylaws in effect as of such time, respectively.

The material terms of the Charter and the Amended and Restated Bylaws and the general effect upon the rights of holders of New AON Common Stock are discussed in the Proxy Statement/Prospectus in the sections titled “The Charter Amendment Proposal” and “The Advisory Governance Proposal”, and that information is incorporated herein by reference.

The foregoing description of the Charter and the Amended and Restated Bylaws is not complete and is subject to and qualified in its entirety by reference to the Charter and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.2 and 3.3 and the terms of which are incorporated by reference herein.

The New AON Class A Common Stock and New AON Warrants are listed for trading on Nasdaq under the symbols “AONC” and “AONCW,” respectively. On the Closing Date, the CUSIP numbers relating to the New AON Common Stock and New AON Warrants changed to 028719102 and 028719110, respectively.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 20, 2023, the Board dismissed Marcum LLP (“Marcum”), DTOC’s independent registered public accounting firm prior to the Business Combination, effective immediately.

The report of Marcum on DTOC’s financial statements as of December 31, 2022 and 2021, and for the years then ended, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that the report contained an explanatory paragraph relating to substantial doubt about the ability of DTOC to continue as a going concern as described in Note 1 to the financial statements.

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During the years ended December 31, 2021 and December 31, 2022, and the subsequent period through September 20, 2023, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent period through September 20, 2023, except for the control deficiency disclosed as a material weakness in DTOC’s Annual Report on Form 10-K.

The Company provided Marcum with a copy of the foregoing disclosures prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the SEC, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

On September 20, 2023, the audit committee of the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as New AON’s independent registered public accounting firm to audit New AON’s consolidated financial statements for the year ending December 31, 2023. PwC served as the independent registered public accounting firm of AON prior to the Business Combination.

During the years ended December 31, 2021 and December 31, 2022, and the interim period through September 20, 2023, DTOC did not consult with PwC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in the “Explanatory Note” above and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As a result of the completion of the Business Combination, a change of control of DTOC has occurred, and the stockholders of DTOC (including shares held by the founders of DTOC) as of immediately prior to the Closing held 20.56% of the outstanding shares of New AON Common Stock immediately following the Closing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Following the adoption of the Charter in connection with the Business Combination, the New AON Board was divided into three classes, designated as Class I, Class II and Class III. The directors first elected to Class I will hold office for a term expiring at the first annual meeting of stockholders following the consummation of the Business Combination, which shall include one director elected by the holders of a majority of the New AON Series A Preferred Stock; the directors first elected to Class II will hold office for a term expiring at the second annual meeting of stockholders following the consummation of the Business Combination; and the directors first elected to Class III will hold office for a term expiring at the third annual meeting of stockholders following the consummation of the Business Combination. The Class I directors, whose terms will expire at the annual meeting of stockholders to be held in 2024, will be Shalin Shah and James Stith, the Class II directors, whose terms will expire at the annual meeting of stockholders to be held in 2025, will be Stephen “Fred” Divers, Vipul Patel and Vance M. Wright-Browne and the Class III directors, whose terms will expire at the annual meeting of stockholders to be held in 2026, will be Todd Schnoherz, Bradley Fluegel, and Ravi Sarin.

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Immediately following the consummation of the Business Combination, the following individuals became the executive officers of New AON: Todd Schonherz, Chief Executive Officer, David H. Gould, Chief Financial Officer and Stephen “Fred” Divers, Chief Medical Officer.

Concurrently with the consummation of the Business Combination, DTOC’s officers and directors resigned from their respective positions at DTOC.

Following the Closing, the Company’s audit committee consists of Bradley Fluegel, James Stith and Shalin R. Shah, with Mr. Fluegel serving as the chair of the committee. The Board determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq listing requirements, that Mr. Fluegel qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and that the members of the committee possess financial sophistication, as defined under the rules of Nasdaq.

Following the Closing, the Company’s compensation committee consists of James Stith, Shalin R. Shah and Vipul Patel, with Mr. Shah serving as chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

Following the Closing, the Company’s nominating and governance committee consists of Ravi Sarin, Bradley Fluegel and Vance M. Wright-Browne with Mr. Sarin serving as chair of the committee. The Board determined that each member of the nominating and governance committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Person Transactions” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report regarding the Charter and Amended and Restated Bylaws is incorporated into this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, in connection with the consummation of the Business Combination, the Board adopted a new Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company (including its Chief Executive Officer and other executive and senior financial officers), which is available on the Company’s website at https://www.aoncology.com/. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein.

Item 5.06 Change in Shell Company Status.

Upon the Closing, the Company ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal,” and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 20, 2023, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

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Item 8.01 Other Events

On September 20, 2023, the Board of Directors of New AON authorized a share buyback program for up to $10 million of New AON’s common stock. Under the share buyback program, buybacks may be made from time-to-time in open market and privately negotiated purchases in compliance with Rule 10b-18 under the Exchange Act. This share buyback program does not obligate New AON to acquire any particular amount of common stock and the program may be suspended or discontinued at any time. New AON expects to finance the purchases with existing cash balances.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The audited consolidated financial statements of AON as of December 31, 2022 and 2021 are included beginning on page F-48 through F-77 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited condensed financial statements of AON as of and for the six months ended June 30, 2023 and 2022 and the related notes are included as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of AON and DTOC as of and for the year ended December 31, 2022 and for the six months ended June 30, 2023 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Exhibit No.	Description
2.1†	Third Amended and Restated Business Combination Agreement, dated as of June 14, 2023, by and between Digital Transformation Opportunities Corp., American Oncology Network, LLC, GEF AON Holdings Corp. and DTOC Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on June 14, 2023).
3.1*†	American Oncology Network, LLC Fourth Amended and Restated Limited Liability Company Agreement
3.2*	Second Amended & Restated Certificate of Incorporation.
3.3*	Amended and Restated Bylaws of New AON.
3.4*	Certificate of Designations of Series A Preferred Stock of American Oncology Network, Inc.
10.1	Amended and Restated Sponsor Support Agreement dated as of January 6, 2023 by and among AON, New AON and the Sponsor Supporting Shareholders. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed January 6, 2023)
10.2*	Amended & Restated Registration Rights Agreement dated as of September 20, 2023, by and New AON, the Sponsor and certain key stockholders of New AON.
10.4*+	New AON 2023 Incentive Equity Plan
16.1*	Letter from Marcum dated September 26, 2023.
21.1*	Subsidiaries of New AON.
99.1*	Press Release dated September 20, 2023.
99.2	Unaudited Condensed Financial Statements of AON as of and for the six months ended June 30, 2023 and 2022 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on September 15, 2023)
99.3*	Unaudited Pro Forma Condensed Combined Financial Information
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on September 15, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+	Indicates a management or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ONCOLOGY NETWORK, INC.

Date: September 26, 2023	By:	/s/ Todd Schonherz
	Name:	Todd Schonherz
	Title:	Chief Executive Officer

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